UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2005

Far East Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-32455	88-0459590
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 N. Sam Houston Parkway E., Suite 205, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-598-0470

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2005, Far East Energy Corporation (the "Company"), ConocoPhillips China Inc. and JP Morgan Trust Company, N.A. entered into the Fourth Amendment to the Amended and Restated Escrow Agreement under the farmout agreements between the Company and ConocoPhillips China Inc. for the Qinnan block and Shouyang block in the Shanxi Province in the People's Republic of China. The amendment revises the performance guarantee in Phase II of the exploration phase to provide an extension from October 31, 2005 to November 30, 2005 for the Company to complete the drilling of the first horizontal well under Phase II. If the Company has not completed the drilling of the first horizontal well under Phase II by November 30, 2005, the Company will be required to increase the amount of the escrow account to $2,600,000 on November 30, 2005. Notwithstanding the requirement to increase the amount of the escrow account to $2,600,000 on November 30, 2005, and subject to certain events described in the Amended Farmout Agreements (as defined in the Amended and Restated Escrow Agreement), the Company shall have the right, each time subject to the prior written consent of ConocoPhillips China Inc., to drawdown amounts required to fund operations in Phase II. Each such drawdown may not exceed $250,000.

The above discussion of the Fourth Amendment to the Amended and Restated Escrow Agreement is a summary description of certain terms and conditions of the amendment and is qualified in its entirety by the terms and conditions of the amendment. For complete descriptions of the rights and obligations summarized in this report, reference must be made to the Amended and Restated Escrow Agreement, the Amendment to the Amended and Restated Escrow Agreement, the Second Amendment to the Amended and Restated Escrow Agreement and the Third Amendment to the Amended and Restated Escrow Agreement, which have been previously filed with the Securities and Exchange Commission, and the Fourth Amendment to the Amended and Restated Escrow Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference hereto.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits

10.1 Fourth Amendment to Amended and Restated Escrow Agreement between Far East Energy Corporation, ConocoPhillips China Inc. and JP Morgan Trust Company, N.A., dated October 27, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Far East Energy Corporation

October 31, 2005	By:	/s/ Bruce N. Huff

Name: Bruce N. Huff
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Fourth Amendment to Amended and Restated Escrow Agreement between Far East Energy Corporation, ConocoPhillips China Inc. and JP Morgan Trust Company, N.A., dated October 27, 2005.